UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On or about March 28, 2022, Community Bank System, Inc. (the “Company”) mailed a definitive proxy statement (the “Proxy Statement”) to its Shareholders describing the matters to be voted on at the Company’s annual meeting of shareholders to be held on May 18, 2022 (the “2022 Annual Meeting”), including the approval of the Community Bank System, Inc. 2022 Long-Term Incentive Plan (the “2022 Plan”), which is attached as Appendix A to the Proxy Statement. On May 5, 2022, the Board of Directors of the Company approved an amendment to the 2022 Plan (the “Plan Amendment”) to reduce the number of newly authorized shares to be approved by the Shareholders at the 2022 Annual Meeting under the 2022 Plan from 1,500,000 shares to 600,000 shares. On May 5, 2022, the Company filed supplemental proxy materials with the Securities and Exchange Commission (the “SEC”) to provide Shareholders with information about the Plan Amendment, to amend the information disclosed regarding the number of shares available and the overhang calculation that is included in the Proxy Statement, and to provide supplemental disclosure about the 2022 Plan, as amended. The 2022 Plan, as amended, will be presented for Shareholder approval at the 2022 Annual Meeting.

Additional information about the 2022 Plan, as well as the Company’s other proposals submitted to the Company’s Shareholders for approval, can be found in the Proxy Statement, filed with the SEC on March 28, 2022, which is available on the Company’s website at www.cbna.com, and on the SEC’s website at www.sec.gov, and can be obtained at no charge on these websites.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Community Bank System, Inc. 2022 Long-Term Incentive Plan, as amended

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ George J. Getman
Name: George J. Getman
Title: Executive Vice President and General Counsel

Dated: May 5, 2022

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Community Bank System, Inc. 2022 Long-Term Incentive Plan, as amended

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

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